Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG GW&K Core Bond ESG Fund

Supplement dated May 1, 2026 to the Prospectus and Statement of Additional Information,

each dated March 1, 2026

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Core Bond ESG Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Brian P. McArdle, CFA is added as a portfolio manager of the Fund, and Mr. McArdle, Mary F. Kane, and Brett Kozlowski serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references to the portfolio managers of the Fund in the Prospectus and SAI shall refer to Messrs. McArdle and Kozlowski and Ms. Kane.

Effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG GW&K Core Bond ESG Fund” titled “Portfolio Management – Portfolio Manager” on page 9 is deleted and replaced with the following:

Portfolio Managers

Mary F. Kane, CFA

Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 2/15.

Effective September 30, 2026, Ms. Kane will

retire from GW&K and no longer serve as a

portfolio manager of the Fund.

Brett Kozlowski, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 7/25.

Brian P. McArdle, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since 5/26.

The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG GW&K Core Bond ESG Fund” on page 19 is deleted and replaced with the following:

GW&K manages the Fund and has served as the Subadviser to the Fund since February 2015. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2025, had assets under management of approximately $52.8 billion. AMG indirectly owns a majority interest in GW&K. Mary F. Kane, CFA, Brett Kozlowski, CFA, and Brian P. McArdle, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Ms. Kane has managed the Fund since February 2015, Mr. Kozlowski has managed the Fund since July 2025, and Mr. McArdle has managed the Fund since May 2026. Ms. Kane joined GW&K in 2005. She has been a Portfolio Manager of GW&K since 2005 and was a Partner of GW&K from 2011 until 2026. She is a member of GW&K’s Investment Committee. Effective September 30, 2026, Ms. Kane will retire from GW&K and no longer serve as a portfolio manager of the Fund. Mr. Kozlowski joined GW&K in 2025 and is a Partner and Portfolio Manager, and has served in those positions since 2026 and 2025, respectively. He is a member of GW&K’s taxable bond team responsible for opportunistic and strategic portfolio positioning, performance, and risk management for all of the firm’s taxable bond strategies. He is a member of GW&K’s Management and Investment Committees. Prior to joining GW&K, Mr. Kozlowski was co-head of Structured Credit at Franklin Templeton. Mr. McArdle joined GW&K in 2010 and is a Principal and Portfolio Manager. He is a member of GW&K’s taxable bond team responsible for risk management, portfolio construction, and performance analysis for all of the firm’s taxable bond strategies. Mr. McArdle is a member of GW&K’s Investment Committee.

In addition, effective immediately, the SAI is revised as follows:

The section titled “Management of the Funds – Portfolio Managers of the Funds – AMG GW&K Core Bond ESG Fund – Other Accounts Managed by the Portfolio Managers” on page 81 is supplemented by adding the following information for Mr. McArdle, which is as of December 31, 2025:

Portfolio Manager: Brian P. McArdle, CFA

Type of Account	Number of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	11,287	$5,996	None	$0

The section titled “Management of the Funds – Portfolio Managers of the Funds – AMG GW&K Core Bond ESG Fund – Portfolio Managers’ Ownership of Fund Shares” on page 82 is supplemented by adding the following information for Mr. McArdle, which is as of December 31, 2025:

Mr. McArdle: None

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